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                                                              Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-58315, 333-58319, 333-58323) of Aztec
Technology Partners, Inc. of our report dated June 7, 1996, except for Note 9, as to which the date is October 24, 1996, relating to the financial statements of Fotran Corp., appearing on page F-3 of this Form 10-K.


Rubin, Koehmstedt and Nadler, PLC
Springfield, Virginia
March 31, 1999